Schedule of Accrued Liabilities and Other Liabilities (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2023 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Payables and Accruals [Abstract]
Accrued advertising and marketing expense			¥ 100,868	¥ 172,497
Tax surcharges and other fees			133,502	133,471
Accrued professional service fees			1,854	6,368
Refund from depositary bank	[1]			1,910
Others			7,619	22,016
Total		$ 34,344	¥ 243,843	¥ 336,262

[1]	The Company received non-refundable incentive payment of US$1.8 million (RMB12.5 million) from depositary bank in September 2018, and the amount will be recorded ratably over a 5-year arrangement period. For the years ended December 31, 2021, 2022 and 2023, the Company recorded amount of RMB2.5 million, RMB2.5 million and RMB1.9 million as a reduction in general and administrative expenses.